CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officer of Mailtec, Inc. (the "Company"), hereby certifies, to such officer's knowledge, that amendment 1 to the Company's Annual Report on Form 10-KSB for the year ended March 31, 2006 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                 /s/W. Ross C. Corace
                                 ----------------------
                                 W. Ross C. Corace
                                 Chief Executive Officer
                                 Chief Financial Officer

October 31, 2006